                           E.SPIRE COMMUNICATIONS, INC.
                           E.SPIRE FINANCE CORPORATION

                                 LIMITED WAIVER
                               TO CREDIT AGREEMENT

            THIS LIMITED WAIVER TO CREDIT AGREEMENT (this "WAIVER") is dated as of April 13, 2000 and entered into by and among e.spire Communications, Inc., a Delaware corporation ("COMPANY"), e.spire Finance Corporation, a Delaware corporation ("FINANCE SUB"; Finance Sub and the Company, collectively referred to as "BORROWERS"), the financial institutions listed on the signature pages hereof ("LENDERS"), Goldman Sachs Credit Partners L.P., as sole Lead Arranger and Syndication Agent, The Bank of New York, as Administrative Agent for Lenders (in such capacity, "ADMINISTRATIVE AGENT"), First Union National Bank, as Documentation Agent, and Newcourt Commercial Finance Corporation, as Collateral Agent, and, for purposes of Section 6 hereof, the Subsidiaries of Finance Sub listed on the signature pages hereof ("SUBSIDIARY GUARANTORS") and is made with reference to that certain Credit Agreement, dated as of August 11, 1999 (as amended by the First Waiver dated November 24, 1999, the "CREDIT AGREEMENT"), by and among Company, Finance Sub, Lenders and Agents. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                                     RECITALS

            WHEREAS, Borrowers desire Lenders to waive compliance with subsections 5.1(ii), (iii), (iv), (v), (viii) and (xii), 6.5(iii), 6.6(A)(ii) and 6.6(A)(iii) to the extent described herein; and

            WHEREAS, Lenders have agreed to waive compliance with such subsections subject to the terms, conditions and agreements set forth herein;

            NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION 1.  WAIVERS

            Subject to the terms and conditions set forth herein and in reliance on the representations and warranties of Borrowers herein contained, Lenders hereby waive compliance:

            (a) with the provisions of subsections 5.1(ii), (iii), (iv) and (v) of the Credit Agreement to the extent, and only to the extent, that Borrowers deliver to Administrative Agent and Lenders the audited financial statements for the Fiscal Year ended December 31, 1999 required by subsection 5.1(ii), together with the Officers' Certificate and Compliance Certificate required by subsection 5.1(iii) and the accountants' certification

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      required by subsection 5.1(v) by no later than April 17, 2000 and any reconciliation statements required to be delivered by subsection 5.1(iv) by no later than April 24, 2000;

            (b) with the provisions of subsection 5.1(viii) of the Credit Agreement to the extent, and only to the extent, Borrowers did not deliver to Administrative Agent and Lenders the Officers' Certificate required under subsection 5.1(viii) promptly upon obtaining knowledge of the Events of Default or Potential Events of Default being waived in this Section 1;

            (c) with the provisions of subsection 5.1(xii) of the Credit Agreement to the extent, and only to the extent, Borrowers deliver to Administrative Agent and Lenders the Financial Plan required under subsection 5.1(xii) no later than May 15, 2000;

            (d) with the provisions of the proviso following clause (c) of subsection 6.5(iii) of the Credit Agreement to the extent, and only to the extent, the aggregate amount of Cash payments made pursuant to clauses (b) and (c) of subsection 6.5(iii) do not exceed $200,000 in any Fiscal Year;

            (e) with the provisions of subsection 6.6(A)(ii) of the Credit Agreement to the extent, and only to the extent, Consolidated Quarterly Adjusted Revenue for the Fiscal Quarter ended December 31, 1999 was $51,014,000 rather than the minimum of $55,000,000 required by subsection 6.6(A)(ii);

            (f) with the provisions of subsection 6.6(A)(iii) of the Credit Agreement to the extent, and only to the extent, Consolidated Adjusted EBITDA for the Fiscal Quarter ended December 31, 1999 was a minimum of $(33,664,000) rather than the minimum of $(11,500,000) required by subsection 6.6(A)(iii); and

            (g) with the provisions of subsections 6.6(A)(ii) and 6.6(A)(iii) of the Credit Agreement to the extent, and only to the extent, Consolidated Quarterly Adjusted Revenue and Consolidated Adjusted EBITDA for the Fiscal Quarter ended September 30, 1999 were less than the minimum amounts required by such subsections.

SECTION 2.  LIMITATION OF WAIVER

            Without limiting the generality of the provisions of subsection 9.6 of the Credit Agreement, the waiver set forth above shall be limited precisely as written and relates solely to the noncompliance by Company with the provisions of subsections 5.1(ii), (iii), (iv), (v), (viii) and (xii), 6.5(iii), 6.6(A)(ii) and 6.6(A)(iii) of the Credit Agreement in the manner and to the extent described above, and nothing in this Waiver shall be deemed to:

            (a) constitute a waiver of compliance by Company with respect to (i) subsections 5.1(ii), (iii), (iv), (v), (viii) and (xii), 6.5(iii), 6.6(A)(ii) and 6.6(A)(iii) of the Credit Agreement in any other instance or (ii) any other term, provision or condition of the Credit Agreement or any other instrument or agreement referred to therein; or

            (b) prejudice any right or remedy that Agents or any Lender may now have (except to the extent such right or remedy was based upon existing defaults that will not

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     exist after giving effect to this Waiver) or may have in the future under or in connection with the Credit Agreement or any other instrument or agreement referred to therein.

            Except as expressly set forth in this Waiver, the terms, provisions and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect and in all other respects are hereby ratified and confirmed.

SECTION 3.  ADDITIONAL AGREEMENTS OF BORROWERS

            In consideration of Lenders entering into this Waiver, Borrowers hereby agree as follows:

            A. LIMITATION ON ADDITIONAL LOANS. Notwithstanding anything in the Credit Agreement to the contrary, no additional Loans shall be made to Borrowers under the Credit Agreement unless the making of such Loans is consented to in writing by Requisite Lenders.

            B. LIMITATION ON CASH CAPITAL EXPENDITURES. Notwithstanding anything in the Credit Agreement to the contrary, Company and its Restricted Subsidiaries shall not be permitted to make or incur Consolidated Cash Capital Expenditures in excess of $20,000,000 in the aggregate since the Closing Date, except (i) within existing markets of Company and its Restricted Subsidiaries as of the Closing Date or (ii) by ACSI Network Technologies, Inc. to design and build networks for third parties in the ordinary course of its business.

            C. CONSULTANT. Borrowers further agree and acknowledge that Lenders intend to engage, at the expense of Borrowers, The Management Network Group, Inc. ("TMNG") to provide consulting and due diligence services to the Lenders. Borrowers hereby agree (i) to cooperate with TMNG and provide TMNG with all information reasonably requested by TMNG, (ii) to waive the confidentiality provisions of any prior engagement letters or confidentiality agreements entered into by TMNG and Borrowers with respect to disclosure of information and reports to Agents and Lenders, (iii) to waive any conflicts of interest arising as a result of TMNG previously providing consulting services to Borrowers, (iv) to pay, concurrently with the execution of this Waiver, all fees and expenses of TMNG incurred to date in the amount of $81,369.61 and to deliver to Arranger an expense deposit of $75,000 to cover the initial future expenses of TMNG.

            D. EXPENSES. Borrowers acknowledge that all costs, fees and expenses as described in subsection 9.2 of the Credit Agreement incurred by Agents and their counsel with respect to this Waiver and the documents and transactions contemplated hereby shall be for the account of Borrowers. Borrowers shall concurrently with execution and delivery of this Waiver pay all accrued and unpaid legal fees of counsel to Arranger and all fees and expenses estimated to be incurred in connection with amending the UCC financing statements filed by Administrative Agent and the filing of new UCC financing statements, in each case necessitated by Borrowers' relocation of their principal executive offices from Maryland to Virginia.

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            E. DELIVERY OF EXECUTED AMENDMENTS TO UCC FINANCING STATEMENTS.
      Concurrently with the execution and delivery of this Waiver, Loan Parties shall deliver executed copies of all amendments to UCC financing statements previously delivered to Loan Parties for execution by counsel to Lenders.

            F. WAIVER FEE. Administrative Agent shall have received from or on behalf of Borrowers, for distribution to each Lender who has executed and delivered this Waiver to Administrative Agent on or prior to 5:00 p.m. (New York time) on April 13, 2000, a waiver fee equal to 0.25% of the aggregate amount of the Loans and Commitments outstanding, to be distributed to each such Lender in proportion to such Lender's Pro Rata Share of the Commitments.

            Failure of Borrowers to comply with any of the agreements set forth in this Section 3 shall constitute an Event of Default under the Credit Agreement.

SECTION 4.  REPRESENTATIONS AND WARRANTIES

            In order to induce Lenders to enter into this Waiver, Borrowers hereby represent and warrant that:

            (a) each Borrower has all requisite corporate power and authority to enter into this Waiver;

            (b) the execution and delivery of this Waiver and the performance of this Waiver have been duly authorized by all necessary corporate action on the part of each Borrower;

            (c) the execution and delivery by each Borrower of this Waiver and the performance by each Borrower of this Waiver do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to each Borrower or any of its Subsidiaries, the Certificate or Articles of Incorporation or Bylaws of each Borrower or any of its Subsidiaries or any order, judgment or decree of any court or other agency of government binding on a Borrower or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of any Borrower or any of its Subsidiaries, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of any Borrower or any of its Subsidiaries (other than Liens created under any of the Loan Documents in favor of Agent on behalf of Lenders), or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of any Borrower or any of its Subsidiaries;

            (d) the execution and delivery by each Borrower of this Waiver and the performance by each Borrower of this Waiver do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body;

            (e) this Waiver has been duly executed and delivered by each Borrower and constitutes the legally valid and binding obligations of each Borrower, enforceable against each Borrower in accordance with its terms, except as may be limited by

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

      bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

            (f) as of the date hereof after giving effect to this Waiver, there exists no Event of Default or Potential Event of Default under the Credit Agreement;

            (g) all representations and warranties contained in the Credit Agreement and the other Loan Documents are true, correct and complete in all material respects on and as of the date hereof except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date; and

            (h) as of the date hereof and after giving effect to this Waiver, Borrowers have performed all agreements to be performed on its part as set forth in the Credit Agreement.

SECTION 5.  ACKNOWLEDGMENT AND CONSENT

            The Company Guaranty, Subsidiary Guaranty and Collateral Documents to which each Subsidiary Guarantor and Borrowers, as applicable, are party are herein referred to collectively as the "CREDIT SUPPORT DOCUMENTS". Each Loan Party hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Waiver. Each Loan Party hereby confirms that each Credit Support Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guaranty or secure, as the case may be, to the fullest extent possible the payment and performance of all "Guarantied Obligations" and "Secured Obligations" as the case may be (in each case as such terms are defined in the applicable Credit Support Document), including without limitation the payment and performance of all such "Guarantied Obligations" or "Secured Obligations," as the case may be, in respect of the Obligations of Borrowers now or hereafter existing under or in respect of the Credit Agreement. Each Credit Support Party acknowledges and agrees that any of the Credit Support Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Waiver. Each Credit Support Party (other than Borrowers) acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Waiver, such Credit Support Party is not required by the terms of the Credit Agreement or any other Loan Document to consent to this Waiver and (ii) nothing in the Credit Agreement, this Waiver or any other Loan Document shall be deemed to require the consent of such Credit Support Party to any future consents or waivers to the Credit Agreement.

            SECTION 6.  AGREEMENT OF LENDERS

                  Lenders hereby agree that in the event the Borrowers fail to be in compliance with the covenants set forth in subsection 6.6A(ii) or subsection 6.6A(iii) of the Credit Agreement for the Fiscal Quarter ended March 31, 2000, Lenders shall forebear exercising any remedies under the Loan Documents as a result of the Events of Default caused thereby until June 15, 2000, as long as no other holder of Indebtedness of any Loan Party has accelerated such Indebtedness or is otherwise exercising any remedies with respect thereto. Such delay or failure by Agents or Lenders to exercise during such time any of their other rights and

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remedies, shall not impair any power, right or privilege granted to Agents or
Lenders in the Credit Agreement or any other Loan Document or by law available to them or be construed to be a waiver of or acquiescence in any Event of Default under the Credit Agreement or any other Loan Document or a forbearance of the exercise of remedies as a result of any other Event of Default under the Credit Agreement.

            SECTION 7.  MISCELLANEOUS

            A. EFFECT ON THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS.

                (i) Except as specifically modified by this Waiver, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

               (ii) The execution, delivery and performance of this Waiver shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Agents or any Lender under, the Credit Agreement or any of the other Loan Documents.

            B. HEADINGS. Section and subsection headings in this Waiver are included herein for convenience of reference only and shall not constitute a part of this Waiver for any other purpose or be given any substantive effect.

            C. APPLICABLE LAW. THIS WAIVER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW
YORK), WITHOUT REGARD TO INCONSISTENT CONFLICTS OF LAWS PRINCIPLES.

            D. COUNTERPARTS; EFFECTIVENESS. This Waiver may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Waiver shall become effective upon (i) the execution of counterparts hereof by Borrowers and Subsidiary Guarantors and by Lenders constituting Requisite Lenders and receipt by Borrowers and Administrative Agent of written or telephonic notification of such execution and authorization of delivery thereof, (ii) receipt by Administrative Agent of the waiver fee referenced in Section 3E hereof, and (iii) the performance by Borrowers of each agreement set forth in Section 3 hereof to be performed concurrently with the execution and delivery of this Waiver.

                            [Signature pages to follow]


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            IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                                          BORROWERS:

                                          e.spire COMMUNICATIONS, INC.



                                          By:
                                             --------------------------------
                                             Title:
                                                    --------------------------


                                          e.spire FINANCE CORPORATION



                                          By:
                                             ---------------------------------
                                             Title:
                                                    --------------------------



                                          LENDERS:

                                          GOLDMAN SACHS CREDIT PARTNERS L.P.,
                                          individually, as Arranger and as
                                          Syndication Agent



                                          By:
                                             ---------------------------------
                                             Title:
                                                    --------------------------


                                          THE BANK OF NEW YORK, individually and
                                          as Administrative Agent


                                          By:
                                             ---------------------------------
                                             Title:
                                                    --------------------------

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                                         FIRST UNION NATIONAL BANK, individually
                                         and as Documentation Agent


                                         By:
                                            --------------------------------
                                             Title:
                                                   -----------------------------

                                         NEWCOURT COMMERCIAL FINANCE
                                         CORPORATION, individually and as
                                         Collateral Agent



                                         By:
                                            --------------------------------
                                             Title:
                                                   -----------------------------


                                         BANKERS LIFE AND CASUALTY COMPANY




                                         By:
                                            --------------------------------
                                             Title:
                                                   -----------------------------


                                         CONSECO ANNUITY ASSURANCE COMPANY




                                         By:
                                            --------------------------------
                                             Title:
                                                   -----------------------------

                                         DEUTSCHE BANK AG NEW YORK BRANCH




                                         By:
                                            --------------------------------
                                             Title:

                                                   -----------------------------


                                         By:
                                            --------------------------------
                                             Title:
                                                   -----------------------------

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                                         FOOTHILL CAPITAL CORPORATION



                                         By:
                                            --------------------------------
                                            Title:
                                                  --------------------------


                                         FRANKLIN FLOATING RATE TRUST


                                         By:
                                            --------------------------------
                                            Title:
                                                  --------------------------


                                         MERRILL LYNCH GLOBAL INVESTMENT SERIES
                                         INCOME STRATEGIES PORTFOLIO


                                         By:
                                            --------------------------------
                                            Title:
                                                  --------------------------

                                         MERRILL LYNCH SENIOR FLOATING RATE FUND
                                         INC.


                                         By:
                                            --------------------------------
                                            Title:
                                                  --------------------------

                                          SUBSIDIARY GUARANTORS:


                                          e.spire LEASING CORPORATION


                                          e.spireDATA, INC.


                                          ACSI LOCAL SWITCHED SERVICES, INC.


                                          ACSI LOCAL SWITCHED SERVICES OF
                                          VIRGINIA, INC.


                                          ACSI LONG DISTANCE, INC.


                                          ACSI NETWORK TECHNOLOGIES, INC.


                                          AMERICAN COMMUNICATION SERVICES OF
                                          ALBUQUERQUE, INC.


                                          AMERICAN COMMUNICATION SERVICES OF
                                          AMARILLO, INC.


                                          AMERICAN COMMUNICATION SERVICES OF
                                          ATLANTA, INC.


                                          AMERICAN COMMUNICATION SERVICES OF
                                          AUSTIN, INC.


                                          AMERICAN COMMUNICATION SERVICES OF
                                          BATON ROUGE, INC.


                                          AMERICAN COMMUNICATION SERVICES OF
                                          BIRMINGHAM, INC.


                                          AMERICAN COMMUNICATION SERVICES OF
                                          BOISE, INC.


                                          AMERICAN COMMUNICATION SERVICES OF
                                          CHARLESTON, INC.


                                          AMERICAN COMMUNICATION SERVICES OF
                                          CHATTANOOGA, INC.


                                          AMERICAN COMMUNICATION SERVICES OF
                                          COLORADO SPRINGS, INC.

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                                          AMERICAN COMMUNICATION SERVICES OF
                                          COLUMBIA, INC.


                                          AMERICAN COMMUNICATION SERVICES OF
                                          COLUMBUS, INC.


                                          AMERICAN COMMUNICATION SERVICES OF
                                          CORPUS CHRISTI, INC.


                                          AMERICAN COMMUNICATION SERVICES OF
                                          DALLAS, INC.


                                          AMERICAN COMMUNICATION SERVICES OF
                                          D.C., INC.


                                          AMERICAN COMMUNICATION SERVICES OF EL
                                          PASO, INC.


                                          AMERICAN COMMUNICATION SERVICES OF
                                          FORT WORTH, INC.


                                          AMERICAN COMMUNICATION SERVICES OF
                                          GREENVILLE, INC.


                                          AMERICAN COMMUNICATION SERVICES OF
                                          HUNTSVILLE, INC.


                                          AMERICAN COMMUNICATION SERVICES OF
                                          IRVING, INC.


                                          AMERICAN COMMUNICATION SERVICES OF
                                          JACKSON, INC.


                                          AMERICAN COMMUNICATION SERVICES OF
                                          JACKSONVILLE, INC.


                                          AMERICAN COMMUNICATION SERVICES OF
                                          KANSAS CITY, INC.


                                          AMERICAN COMMUNICATION SERVICES OF
                                          KNOXVILLE, INC.


                                          AMERICAN COMMUNICATION SERVICES OF LAS
                                          VEGAS, INC.


                                          AMERICAN COMMUNICATION SERVICES OF
                                          LEXINGTON, INC.

                                          AMERICAN COMMUNICATION SERVICES OF
                                          LITTLE ROCK, INC.


                                          AMERICAN COMMUNICATION SERVICES, OF
                                          LOUISIANA, INC.


                                          AMERICAN COMMUNICATION SERVICES OF
                                          LOUISVILLE, INC.


                                          AMERICAN COMMUNICATION SERVICES OF
                                          LUBBOCK, INC.


                                          AMERICAN COMMUNICATION SERVICES OF
                                          MARYLAND, INC.


                                          AMERICAN COMMUNICATION SERVICES OF
                                          MIAMI, INC.


                                          AMERICAN COMMUNICATION SERVICES OF
                                          MOBILE, INC.


                                          AMERICAN COMMUNICATION SERVICES OF
                                          MONTGOMERY, INC.


                                          AMERICAN COMMUNICATION SERVICES OF
                                          PENSACOLA, INC.


                                          AMERICAN COMMUNICATION SERVICES OF
                                          PIMA COUNTY, INC.


                                          AMERICAN COMMUNICATION SERVICES OF
                                          RALEIGH - DURHAM, INC.


                                          AMERICAN COMMUNICATION SERVICES OF RIO
                                          RANCHO, INC.


                                          AMERICAN COMMUNICATION SERVICES OF
                                          ROANOKE, INC.


                                          AMERICAN COMMUNICATION SERVICES OF SAN
                                          ANTONIO, INC.


                                          AMERICAN COMMUNICATION SERVICES OF
                                          SAVANNAH, INC.


                                          AMERICAN COMMUNICATION SERVICES OF
                                          SHREVEPORT, INC.

                                          AMERICAN COMMUNICATION SERVICES OF
                                          SPARTANBURG, INC.


                                          AMERICAN COMMUNICATION SERVICES OF
                                          TALLAHASSEE, INC.


                                          AMERICAN COMMUNICATION SERVICES OF
                                          TAMPA, INC.


                                          AMERICAN COMMUNICATION SERVICES OF
                                          TULSA, INC.


                                          AMERICAN COMMUNICATION SERVICES OF
                                          VIRGINIA, INC.


                                          AMERICAN COMMUNICATION SERVICES OF
                                          WILMINGTON, INC.


                                          AMERICAN COMMUNICATIONS SERVICES
                                          INTERNATIONAL, INC.


                                          CYBERGATE, INC.

                                          FLORIDANET, INC.



                                          Each by:
                                                  ----------------------------
                                             Title:   Authorized Signatory
                                                      of each of the foregoing
                                                      Subsidiary Guarantors